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                                                                   Exhibit 10.25

                            Indemnification Agreement
                            -------------------------

         This AGREEMENT, made and entered into as of the 10/th/ day of July, 2001, by and between KAISER VENTURES LLC., a Delaware limited liability company (the "Company") and ___________________("Manager").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Manager in the course of his current and future service to the Company may be made a party to a legal action or other proceeding which may result in personal economic loss to Manager; and

         WHEREAS, the Company desires to retain the current and future services of Manager and to reimburse Manager for any such personal economic losses of Manager resulting from the good faith performance of Manager's duties; and

         WHEREAS, the indemnification provisions of the Operating Agreement of the Company, as it may be amended from time to time, may be subject to reduction or elimination at any time without the consent of Manager, and Company desires to provide indemnification to Manager to the fullest extent permitted by law despite any such change.

         NOW, THEREFORE, in consideration of the services of Manager to the Company, Company and Manager agree as follows:

         1. Indemnification. The Company agrees to indemnify Manager according to the terms, conditions and procedures of this Agreement and Exhibit A attached hereto and incorporated herein by this reference from the effective date hereof in perpetuity. Any Capitalized Terms not defined herein shall be as defined in Exhibit A.

         2. Notice; Right to Counsel. Within 30 days after receiving notice of any claim or threatened claim against Manager by reason of the fact that he is or was a manager, officer, employee or agent of the Company or is or was serving at the request of the Company as a manger, director, officer, employee or agent of another Person, Manager shall notify the Company in writing. Failure to so notify the Company shall not relieve the Company form any liability under this Agreement, except to the extent that the failure to give such notice is detrimental to the Company. Furthermore, Manager shall have the right to select his or her own legal counsel in the defense of any such claim or threatened claim; provided, however, in the event that any other Indemnified Person(s) are not known to be in any substantially different legal position with respect to such claim or threatened claim, the Company will reimburse Manager and all such other Indemnified Persons for the cost of only one counsel, who shall be reasonably selected by the majority of the Indemnified Persons to be so represented.

         3. Amendments to Limited Liability Operating Agreement. Any amendments to Limited Liability Operating Agreement of the Company ("Operating Agreement") which reduce or eliminate indemnification rights of persons there under shall have no effect with respect to this Agreement or the rights granted hereunder, and thereafter Manager shall continue to have all the rights granted hereunder, regardless of such amendments to the Operating Agreement [for future acts as well?]. However, if the Operating Agreement of the Company or the Delaware Limited Liability Company Act (the "Act") are amended to provide for greater indemnification

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rights or privileges, this Agreement shall not be construed so as to limit
Manager's rights and privileges to the terms hereof, and Manager shall be entitled to the full benefit of any such additional rights and privileges. Furthermore, to the extent that the Act or other applicable law now or hereafter establishes that indemnification cannot be made by the Company according to this Agreement in any respect, this Agreement shall be interpreted as being simultaneously amended to provide indemnification hereunder to the fullest extent permitted by law.

          4. Successors and Assigns. This Agreement shall be binding upon and shall inure to any and all successors, assigns, heirs, estates, representatives and administrators of the parties hereto.

          5. No Amendments. This Agreement may not be amended, modified or terminated except by the express written consent thereto by both parties hereto.

          6. Other Agreement. This Agreement is supplementary to and not exclusive of other agreements between the Company and Manager, which may exist now, or in the future to the extent such agreements are not inconsistent herewith.

          7. Survival. The rights of Manager under this Agreement shall survive and continue in effect after the termination of services to the Company by Manager, whether by death, retirement or otherwise.

          8. Severability. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

          9. Governing Law. This Agreement shall be interpreted and governed by the laws of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned parties have executed this Agreement effective as of, notwithstanding the actual date of execution.

"Company"                                        "Manager"
Kaiser Ventures LLC

By:
     _____________________________________       __________________________
     Richard E. Stoddard, CEO & President        Manager

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                                   Exhibit "A"
                                   ----------

1. Definitions. In addition to any other term defined in this Agreement, the following terms shall have the meaning specified below.

          1.1 "Board" means the Board of Managers of the Company.

          1.2 "Company" means Kaiser Ventures LLC, a Delaware limited liability company.

          1.3 "Expenses" includes reasonable attorneys' fees, disbursements and retainers, court costs, transcript costs, fees of accountants, experts and witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery, service fees, and all other expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness or other participant in a Proceeding.

          1.4 "Indemnified Person" means a manager, officer or employee of the Company.

          1.5 "Liabilities" means (i) any Expenses and (ii) any other judgments, fines, penalties, ERISA excise taxes, and amounts paid in settlement of any claim, in connection with any Proceeding.

          1.6 "Person or "person" means an individual, general partnership, limited partnership, limited liability company, corporation, trust, estate, real estate investment trust association or any other entity.

          1.7 "Proceeding" means any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative or investigative in nature, except a proceeding initiated by a Person pursuant to Section 2.

2.        Indemnification of Indemnified Persons.

          2.1 General. The Company shall indemnify any Indemnified Person against all Liabilities that he or she has actually and reasonably incurred or paid in connection with a Proceeding described in Section 3.1 if he or she (i) meets the standard of conduct described in Section 2.2, and (ii) properly makes application for indemnification as described in Section 3. The Board may, in its sole discretion, indemnify any other Person, who is not an Indemnified Person, against all Liabilities that such Person has actually and reasonably incurred or paid in connection with a Proceeding on terms determined by the Board at that time, which terms may be less favorable to the indemnitee than those described in the mandatory indemnification provisions below.

          2.2 Standard of Conduct. The Company shall only indemnify a Person if, in connection with his or her actions which are the subject of the Proceeding,
(i) he or she shall have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the Company, and
(ii) if the Proceeding is a criminal Proceeding, he or she had no reasonable cause to believe that his or her conduct was unlawful. The Company shall not indemnify any Person if that Person's action is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest.

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          2.3  Burden of Proof. An Indemnified Person shall be conclusively presumed to have met these standards of conduct unless a court of competent jurisdiction finally determines to the contrary. The Company shall bear the burden of proof of establishing by clear and convincing evidence that such Indemnified Person failed to meet the applicable standard of conduct. The termination of any Proceeding, whether by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an Indemnified Person did not meet the applicable standard of conduct.

          2.4 Payment of Expenses. Expenses incurred by an Indemnified Person in connection with a Proceeding shall be paid by the Company in advance of the final disposition of the Proceeding upon receipt of his or her written undertaking to repay any advances if it is ultimately determined that he or she is not entitled to be indemnified by the Company as authorized in this Agreement.

3.        Application for Indemnification.

          3.1 Proceedings Covered. Any Person may apply for indemnification if he or she was or is a party to, or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding (including any Proceeding by or in the right of the Company), in the case of an Indemnified Person, because of his or her status as such, and in the case of any other Person, because he or she is or was an agent of the Company. Except with the consent of the Board or as provided in Section 3.3 with respect to a Proceeding brought to establish or enforce a right to indemnification under this Agreement, the Company will not be required to indemnify any Person, including any Indemnified Person, with respect to a Proceeding or portion of a Proceeding which that Person initiated or brought voluntarily and not by way of defense.

          3.2 Content of Application. The application for indemnification shall be in writing, shall state the basis for the claim for indemnification, and shall include a copy of any notice or other document served on or otherwise received by the Person making the application. The application shall also contain a statement that the Person making the application has met the applicable standard of conduct described in Section 2.2 and will comply with the provisions of this Agreement.

          3.3 Determination of Right to Indemnification. The determination of whether or not to indemnify an Indemnified Person in connection with any Proceeding shall be made by any of the following means:

               (i) by the managers of the Company, by a majority vote of a quorum consisting of managers who are not parties to the Proceeding; or

               (ii) if no such quorum is obtainable or, even if obtainable, a quorum of the disinterested managers of the Company so directs, by independent legal counsel in a written opinion; or

               (iii) by the members of the Company, by a vote of a Majority (as defined in the Operating Agreement) of those members, whether or not constituting a quorum, who are not parties to the Proceeding.

4. Enforcement of Indemnification Right. The right of an Indemnified Person to indemnification or an advance of Expenses as provided by this Agreement shall be enforceable in

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any court of competent jurisdiction. Any determination by the managers of the
Company, members of the Company, or the Company's independent legal counsel that indemnification or an advance is improper in the circumstances, or any failure to make such a determination, shall not be a defense to the action or create a presumption that the relevant standard of conduct has not been met. An Indemnified Person's Expenses incurred in connection with any Proceeding brought to enforce his or her right to indemnification shall also be indemnified by the Company, regardless of the outcome, unless a court of competent jurisdiction finally determines that each of the material assertions made by such Indemnified Person in the Proceeding was not made in good faith or were frivolous.

5. Limitations on Indemnification. No payments pursuant to this Agreement shall be made by the Company if a court of competent jurisdiction finally determines that any indemnification or advance of Expenses hereunder is unlawful.

6.        Insurance.

          6.1 General. The Company shall have the power to purchase and maintain insurance or other financial arrangement on behalf of any Person who is or was a Company Person or an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as a Company Person or agent, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

          6.2 Company Right to Reimbursement. If a Person receives payment from any insurance carrier, or from the plaintiff in any action against such Person, with respect to indemnified amounts after payment of such indemnified amounts have been made by the Company pursuant to this Agreement, such Person shall reimburse the Company for the amount by which the sum of (i) the payment by the insurance carrier or plaintiff and (ii) all payments by the Company to such Person, exceeds such indemnified amounts. In making this calculation, any insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy shall not be counted as payments to such Person. In addition, upon payment of indemnified amounts under the terms and conditions of this Agreement, the Company shall be subrogated to such Person's rights against any insurance carrier with respect to such indemnified amounts (to the extent permitted under such insurance policies). Such right of subrogation shall be terminated upon receipt by the Company of the amount to be reimbursed by such Person pursuant to the second sentence of this Section 6.3.

7.        Other Terms of Indemnification.

          7.1 Timing of Payments. Any indemnification or advance shall be made promptly, but in any case no later than thirty (30) days after the Company has received a written request for payment from the Indemnified Person seeking indemnification, unless the Company has determined that he or she is not entitled to indemnification hereunder.

          7.2 Partial Indemnification. If an Indemnified Person is entitled under any provision of this Agreement to indemnification for a portion of his or her Liabilities, but not for the total amount, the Company shall nevertheless indemnify him or her for the portion of such Liabilities to which he or she is entitled, except that no indemnification shall be given for Expenses in connection with a Proceeding brought by the Company if he or she is found liable on any portion of the claims in such Proceeding.

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          7.3  Indemnity Not Exclusive. The indemnification and advancement of
Expenses provided by this Agreement shall not be exclusive of any other rights to which any Indemnified Person seeking indemnification or advancement of Expenses may be entitled under any agreement, vote of Members, determination of the Board, or otherwise, both as to action in such Indemnified Person's capacity as such and as to action in another capacity while serving as an Indemnified Person. Any repeal or modification hereof or thereof shall not affect any such rights then existing.

          7.4 Heirs, Executors and Administrators. The indemnification and advancement of Expenses provided by this Agreement shall, continue as to an Indemnified Person who is no longer acting in such capacity, and shall inure to the benefit of his or her heirs, executors and administrators, unless otherwise provided when authorized or ratified.

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